Lakeland Bancorp, Inc.

INVESTOR PRESENTATION

ACQUISITION OF SOMERSET HILLS BANCORP

JANUARY 29, 2012

THOMAS J. SHARA, PRESIDENT & CEO ✦ JOSEPH F. HURLEY, EVP & CFO

Lakeland Bancorp, Inc.

Safe Harbor Statement

This communication contains forward-looking statements with respect to the proposed mergers and the timing of consummation of the mergers that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could" and other similar expressions are intended to identify such forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ material and adversely from such forward-looking statements: failure to obtain shareholder or regulatory approval for the merger of Somerset Hills Bancorp into Lakeland Bancorp, and the merger of Somerset Hills Bank into Lakeland Bank; failure to realize anticipated efficiencies and synergies if the mergers are consummated; material adverse changes in Lakeland Bancorp's or Somerset Hills Bancorp's operations or earnings; decline in the economy in Lakeland Bancorp's and Somerset Hills Bancorp's primary market areas; as well as the risk factors set forth in the periodic reports filed by Lakeland Bancorp and Somerset Hills Bancorp with the Commission. Neither Lakeland Bancorp nor Somerset Hills Bancorp assumes any obligation for updating any such forward-looking statements at any time.

Lakeland Bancorp, Inc.

Transaction Overview

Per Share Consideration:	$12.00 per share
Transaction Value [(1)]:	$64.4 million
Consideration Mix:	90% stock / 10% cash
Exchange:	Exchange ratio fixed at 1.1962 : 1
Shares Issued:	5,780,883 fixed shares of LBAI common stock
Board Representation:	Lakeland will appoint 2 SOMH directors to its Board
Required Approvals:	Customary regulatory approvals and approval of both Lakeland and SOMH shareholders
Due Diligence:	Comprehensive due diligence completed
Expected Closing:	Summer of 2013

(1) Based upon 20-day average LBAI closing price of $10.032 as of 1-25-13 close. Does not include value to assume SOMH outstanding options of $2.14 million.

Lakeland Bancorp, Inc.

Overview of Somerset Hills Bancorp

Summary Financial Information as of December 31, 2012 ($M)

Assets:	$368.9
Loans:	$238.8
Deposits:	$320.2
Equity:	$41.8
2012 Net Income:	$3.4
Tang. BV / Share:	$7.79
2012 ROAA:	0.95%
2012 ROAE:	8.15%
NPAs / Assets	0.2%

Summary Market Information as of January 28, 2013

Ticker:	SOMH
Price:	$9.13
Market Cap.:	$49 million
52-Week High / Low:	$9.29 / $7.71
Avg. Daily Volume:	1,688
Market Price / TBV:	117%

Branch Map



Kinnelon
Ridgewood
Fair Lawn
Hopatcong
Paterson
Yonkers
Boonton
Dover
Clifton
Teaneck
Parsippany
Bloomfield
North Bergen
Livingston
East Orange
New York
Newark
Union
Jersey City
Bedminster
Westfield
Elizabeth
Bayonne
Plainfield
Linden
South Plainfield
Carteret
Piscataway
Edison
New Brunswick
Perth Amboy
Sayreville
North Brunswick
Hazlet

Source: Company Filings and SNL Financial

Lakeland Bancorp, Inc.

Transaction Rationale

- Acquisition of a high quality institution with strong asset quality (0.2% NPAs / Assets at December 31, 2012) and a strong track record of profitability (2012 ROAA of 0.95%)
- Extends and enhances Lakeland's market presence south into the attractive markets of Morris, Somerset and Union Counties, New Jersey
- Similar cultures, product offerings, and strong ties to communities and customers, along with complementary relationship-oriented banking models
- Provides an opportunity for the expansion of SOMH's existing mortgage banking operations, Sullivan Financial Services, and for Lakeland's existing wealth management operations
- Offers expanded products and services to existing SOMH customers
- Issuance of Lakeland stock above book and tangible book value accretes to capital position (improvement in pro forma regulatory capital ratios and TCE ratio)

Lakeland Bancorp, Inc.

Valuation & Deal Overview

Deal Value [(1)] / Tangible Book Value per Share:	154%
Deal Value [(1)] / 2012 EPS:	19x
1-Day Market Premium [(1)]:	31% to SOMH close of $9.13 on 1-28-13
One-Time Expenses:	$2.8 million estimated, pre-tax
Anticipated Cost Savings:	$2.8 million estimated, pre-tax or ~31% of non-interest expense
EPS Impact [(2)]:	Accretive to 2014E EPS
Tangible Book Value Per Share Impact [(2)]:	~2.0% dilutive (estimated earn back before 12-31-2014)
TCE Ratio Impact [(2),(3)]:	Immediately accretive; ~25 bps increase

(1) Based upon current deal value of $12.00 per share at 20-day average LBAI closing price of $10.032 as of 1-25-13 close.
(2) Based upon current estimates
(3) Defined as tangible common equity as a percentage of tangible assets

Lakeland Bancorp, Inc.

Pro Forma Branch Map



Paterson
Yonkers
New York
Newark
Jersey City
Wayne
Parsippany
Dover
Hopatcong
Sparta
Franklin
Hamburg
Ridgewood
Hackensack
Fort Lee
Livingston
West Orange
Montville
Blairstown
Lake Mohawk
Chatham

●	**LBAI** (46 branches)
△	**SOMH** (6 branches)

Summary Pro Forma Information[1]

• Assets:	$3.3 billion	• Market Cap.:	~$350 million
• Loans:	$2.4 billion	• Branches:	52
• Deposits:	$2.7 billion	• Counties Served:	8

Source: SNL

(1) Does not include purchase accounting adjustments

Lakeland Bancorp, Inc.

Pro Forma Franchise & Market Share

County	Market Rank	# of Branches	Deposits In Market ($000s)	Deposit Market Share (%)	% of Franchise	Total Population	2010 - 2011 Population Change (%)	2011 - 2016 Est. Population Change (%)	Median HH Income ($)	2011 - 2016 Est. HH Income Change (%)
Morris	***10***	***14***	***732,484***	***3.27***	***28.27***	***493,572***	***0.26***	***1.70***	***97,036***	***9.53***
Somerset	***16***	***1***	***113,302***	***1.27***	***4.37***	***325,222***	***0.55***	***3.29***	***97,053***	***9.46***
Union	***30***	***1***	***38,881***	***0.19***	***1.50***	***536,279***	***(0.04)***	***0.63***	***65,302***	***20.65***
Sussex	1	18	754,854	30.82	29.14	149,364	0.07	1.00	81,215	11.60
Passaic	8	8	558,055	5.34	21.54	500,660	(0.11)	0.34	58,123	20.53
Bergen	20	7	319,038	0.80	12.32	905,506	0.04	0.70	79,903	14.56
Essex	26	2	56,720	0.22	2.19	785,213	0.16	(0.02)	52,839	18.16
Warren	13	1	17,274	0.76	0.67	108,729	0.03	1.44	69,864	15.95
Wtd. Average / Total:		**52**	**2,590,608**			**442,631**	**0.10**	**1.09**	**80,309**	**13.52**
					New Jersey:	**8,806,972**	**0.17**	**1.50**	**67,128**	**18.98**
					National:	**310,704,322**	**0.63**	**3.42**	**50,227**	**14.55**

Counties in bold and italics have been added / added to through the transaction

- The transaction adds to and extends Lakeland's branch presence in several demographically appealing markets
- Adds 4 branches in Morris County
- Provides entry into Somerset and Union Counties

Source: SNL Financial; as of June 30, 2012

Lakeland Bancorp, Inc.

Pro Forma Loan Composition

Pro Forma

Lakeland Bancorp, Inc.


Home Equity and Cons. 15%
Constr. Loans 2%
Resi. Mortg. 20%
Leases 1%
C&I 10%
CRE Loans 51%

CRE Loans	$	1,058,747
C&I		201,308
Leases		26,548
Resi. Mortgages		419,685
Constr. Loans		49,160
Home Equity and Cons.		309,465
Total	$	2,064,913

SOMERSET HILLS BANK


Home Equity and Cons. 15%
Constr. Loans 1%
Resi. Mortg. 16%
Leases 0%
C&I 13%
CRE Loans 55%

CRE Loans	$	131,352
C&I		31,644
Leases		-
Resi. Mortgages		38,105
Constr. Loans		1,354
Home Equity and Cons.		36,414
Total	$	238,869

Lakeland Bancorp, Inc.


Home Equity and Cons. 15%
Constr. Loans 2%
Resi. Mortg. 20%
Leases 1%
C&I 10%
CRE Loans 52%

CRE Loans	$	1,190,099
C&I		232,952
Leases		26,548
Resi. Mortgages		457,790
Constr. Loans		50,514
Home Equity and Cons.		345,879
Total	$	2,303,782

Source: Company filings, and SNL Financial. As of 9-30-2012. Pro Forma does not include purchase accounting adjustments.

Lakeland Bancorp, Inc.

Pro Forma Deposit Composition

Lakeland Bancorp, Inc.


Jumbo Time 5%
NIB Demand 21%
Retail Time 8%
Savings and MMDA 66%

NIB Demand	$	485,256
Savings and MMDA		1,535,422
Retail Time		196,939
Jumbo Time		123,491
Total	$	2,341,108
Core Deposits [(1)]	$	2,020,678

Somerset Hills Bank


Retail Time 6%
Jumbo Time 6%
NIB Demand 26%
Savings and MMDA 62%

NIB Demand	$	79,585
Savings and MMDA		185,837
Retail Time		18,457
Jumbo Time		17,598
Total	$	301,477
Core Deposits [(1)]	$	265,422

Pro Forma

Lakeland Bancorp, Inc.


Jumbo Time 5%
NIB Demand 22%
Retail Time 8%
Savings and MMDA 65%

NIB Demand	$	564,841
Savings and MMDA		1,721,259
Retail Time		215,396
Jumbo Time		141,089
Total	$	2,642,585
Core Deposits [(1)]	$	2,286,100

Source: Company filings, and SNL Financial. As of 9-30-2012. Pro Forma does not include purchase accounting adjustments.
(1) Defined as all deposits less time deposits.

Lakeland Bancorp, Inc.

Track Record of Successful Integrations

Year	Company	Assets ($000)	Deal Value ($M)
2003	Newton Trust	$320,160	$97.8
2003	CSB Community State Bank	$122,229	$34.0
1998	High Point Financial Corp.	$252,746	$65.6
1997	Metropolitan State Bank	$80,156	$18.4

Lakeland Bancorp, Inc.

Conclusions

- Opportunity to acquire a strong, high quality institution with excellent asset quality (0.2% NPAs / Assets), attractive deposit funding mix, and strong performance (0.95% ROAA)
- Strategic acquisition that improves franchise value through enhancing Lakeland's strong footprint in attractive markets in northern New Jersey
- Provides significant loan and deposit growth opportunities and revenue expansion opportunities through the leveraging of Sullivan Financial Services and Lakeland's wealth management business across the platform
- Low execution risk – expansion into contiguous markets, complementary cultures and product mixes, historical track record of successful integrations
  - Low cost, core deposit franchises
  - Small business lending focuses
- Effective and prudent use of capital – issuance of common stock above book value and tangible book value accretes to capital position (estimated ~25 bps increase in TCE ratio)

Lakeland Bancorp, Inc.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed mergers, Lakeland Bancorp and Somerset Hills Bancorp intend to file a joint proxy statement, and Lakeland Bancorp intends to file a registration statement that will include the joint proxy statement as a prospectus, with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Lakeland Bancorp and Somerset Hills Bancorp with the Commission at the Commission's web site at www.sec.gov. These documents may be accessed and downloaded for free at Lakeland Bancorp's website at www.lakelandbank.com or by directing a request to Investor Relations, Lakeland Bancorp, Inc., 250 Oak Ridge, NJ 07438 (973-697-2000). Documents filed by Somerset Hills Bancorp with the Commission may also be accessed and downloaded for free at Somerset Hills Bancorp's website at www.somersethillsbank.com or by directing a request to Investor Relations, Somerset Hills Bancorp, 155 Morristown Road, Bernardsville, New Jersey 07924 (908-221-0100).